Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill and Other intangible assets [Abstract]
Goodwill

9. Goodwill

Changes in goodwill are summarized as follows:

As of December 31 (in thousands)	2011 EUR	2010 EUR

Cost
Balance, January 1	141,286	131,462
Effect of exchange rates	4,758	9,824

Goodwill	146,044	141,286

The goodwill relates to the acquisition of Brion in March 2007. Goodwill is tested for impairment annually on September 30 and whenever events or changes in circumstances indicate that the carrying amount of the goodwill may not be recoverable. For the purpose of impairment testing, goodwill is allocated to the reporting unit Brion. The fair value of the reporting unit Brion is calculated based on the discounted cash flow method (income approach). These calculations use after-tax discounted cash flow projections based on the strategic plan approved by management.

The material assumptions used by management for the fair value calculation of the reporting unit (based on past experience) are:

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Cash flow projections for the coming five years are based on a significant growth scenario, reflecting the start-up nature of Brion. Projections are built bottom-up, using estimates for revenue, gross profit, R&D costs and SG&A costs.

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Brion will grow at a weighted average growth rate of 3.0 percent from the fifth year onwards, which management believes is a reasonable estimate that does not exceed the long-term historical average growth rate for the lithography business in which Brion operates.

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A post-tax discount rate of 13.7 percent representing Brion’s weighted average cost of capital (“WACC”) based on our assessment of the WACC that would be used by an external market participant, was determined using an adjusted version of the Capital Asset Pricing Model. Since Brion is not financed with debt, WACC was assumed to equal Brion’s cost of equity. The discount rate in 2011 increased compared with the discount rate of 13.1 percent used in 2010, reflecting management’s assessment of increased market uncertainty.

Management believes that the fair value calculated reflects the amount a market participant would be willing to pay. Based on this analysis management believes that the fair value of the reporting unit substantially exceeded its carrying value and that, therefore, goodwill was not impaired as of December 31, 2011 and December 31, 2010.